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               SUPPLEMENT TO PROSPECTUS FOR NORTH AMERICAN FUNDS
                 Dated March 1, 1999, as revised May 13, 1999

Effective December 8, 1999, Curtis J. Anderson has been appointed portfolio manager for the Balanced Fund. Accordingly, the description of Founders Asset Management LLC on page 40 is amended by replacing the last two sentences of the third paragraph with the following:

     Curtis J. Anderson, Vice President of Investments, has been portfolio manager for the Balanced Fund since December 1999. Previously, Mr. Anderson was a senior vice president, director of research and a portfolio manager with First Security Investment Management from 1991 through November 1999.

91410                                                           December 8, 1999